UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ____)

Filed by the Registrant x Filed by a Party other than the Registrant ¨

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMBAC FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

Your Vote Counts!
AMBAC FINANCIAL GROUP, INC.

2025 Annual Meeting
Vote by May 27, 2025
11:59 PM ET

[Stockholder Name and Address]

D42999-P54409

You invested in AMBAC FINANCIAL GROUP, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 28, 2025.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting a copy prior to May 14, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Attending the Virtual Meeting: Participation in the meeting is limited and access to the meeting will be accepted on a first come, first served basis. If you cannot access the virtual meeting, it will be webcast and available on our Investor Relations website. Electronic entry to meeting will begin at 10:00 a.m. ET and the meeting will begin promptly at 11:00 a.m. ET. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting page.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users		Vote Virtually at the Meeting*
Point your camera here and		May 28, 2025
vote without entering a		11:00 A.M. Eastern Time
control number
Virtually at:
www.virtualshareholdermeeting.com/AMBC2025

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items				Board Recommends
1	Election of Directors
Nominees:
	1a) Ian D. Haft	1d) Claude LeBlanc	1g) Jeffrey S. Stein
	1b) Lisa G. Iglesias	1e) Kristi A. Matus		For
	1c) Joan Lamm-Tennant	1f) Michael D. Price
2	To approve, on an advisory basis, the compensation for our named executive officers			For
3	To ratify the appointment of KPMG as Ambac's independent registered public accounting firm for the fiscal year ending December 31, 2025			For
4	Advisory vote on whether the compensation paid to our named executive officers should be submitted to stockholders for an advisory vote every one, two or three years.			Every Year
NOTE: Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified on the reverse side of this notice or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

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